EXHIBIT 23.1








                           CONSENT OF INDEPENDENT AUDITORS


          The Board of Directors
          WLR Foods, Inc.:


          We consent to the use of our reports incorporated herein by reference.



          KPMG Peat Marwick LLP

          Richmond Virginia
          September 28, 1994